Northwestern Mutual Series Fund, Inc.
Supplement Dated May 1, 2025
to the Prospectus and Statement of Additional Information, each dated May 1, 2025 of:
Inflation Managed Portfolio
(the “Portfolio”)
Effective on or about September 30, 2025 (the “Effective Date”), the name of the Portfolio will change from Inflation Protection Portfolio to Inflation Managed Portfolio. Until the Effective Date, the Inflation Managed Portfolio name is replaced with Inflation Protection Portfolio.
There are no changes to the Portfolio’s principal investment strategies, principal risks, or fees and expenses.
Please retain this Supplement for future reference.